BUSINESS OVERVIEW August 2026 LIBERTY PUERTO RICO

“SAFE HARBOR” IMPORTANT NOTICE | FORWARD-LOOKING STATEMENTS | DEFINED TERMS IMPORTANT NOTICE This presentation and its contents are confidential and may not be reproduced, redistributed, published or passed on to any other person, directly or indirectly, in whole or in part, for any purpose. If this presentation has been received in error, it must be returned immediately to Liberty Communications PR Holding LP (together with its consolidated subsidiaries, "LCPR Holding"). In this presentation unless the context otherwise requires, the terms “Liberty Puerto Rico”, “we”, “our”, “our company”, “the Group” and “us” refer to Liberty Communications of Puerto Rico LLC and Liberty Mobile Inc. and their consolidated subsidiaries. This presentation is not directed to, or intended for distribution to or use by, any person or entity that is a citizen or resident of, or located in, any locality, state, country or other jurisdiction where such distribution or use would be contrary to law or regulation or which would require any registration or licensing within such jurisdiction. FORWARD-LOOKING STATEMENTS & DISCLAIMER This presentation contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements with respect to our business, product, and finance strategies, including future investments, and B2B opportunities; subscriber retention rates, including statements regarding the customer experience; changes in competitive, regulatory and economic factors; our superior networks and services, including our product and bundling offerings; anticipated changes in our revenue, growth rates and cash flows; debt levels and leverage ratios; our liquidity; credit risks; and other information and statements that are not historical fact. These risks and uncertainties include, among other things, events that are outside of our control, such as hurricanes and other natural disasters, the continued use by subscribers and potential subscribers of our services and their willingness to upgrade to our more advanced offerings; general economic factors; the availability of attractive programming for our video services and the costs associated with such programming; our ability to achieve forecasted financial and operating targets; the ability of our operating companies to access cash of their respective subsidiaries; the impact of our operating companies' future financial performance, or market conditions generally, on the availability, terms and deployment of capital; the ability of suppliers and vendors to timely deliver quality products, equipment, software, services and access; and other factors detailed from time to time in Liberty Latin America Ltd.’s filings with the Securities and Exchange Commission, including Liberty Latin America Ltd.’s most recently filed Form 10-Kand Form 10-Q. These forward-looking statements speak only as of the date of this presentation. We expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. INFORMATION RELATING TO DEFINED TERMS Please refer to the Appendix at the end of this presentation, for certain defined terms that may be used herein. Our financial statements are prepared in accordance with U.S. GAAP. We include certain financial measures in this presentation that are considered non-GAAP measures, including Adjusted OIBDA. Please refer to the Appendix at the end of this presentation, for reconciliations of the aforementioned non-GAAP measures. |LIBERTY PUERTO RICO | BUSINESS OVERVIEW | AUGUST 2026 2

PROJECTIONS | KEY OPERATIONAL METRICS & REVENUE(1) STRONG MOBILE ADDS, LOWER CHURN & HANDSET SALES DRIVE RECOVERY (1) Due to rounding, certain totals may not recalculate. ADDs IN THOUSANDS | ARPUs IN USD KEY OPERATIONAL METRICS | EXCLUDING SOHO REVENUE USD MILLIONS |LIBERTY PUERTO RICO | BUSINESS OVERVIEW | AUGUST 2026 3 2025A 2026E 2027E 2028E 2029E Broadband 471 466 474 483 491 Gross adds 53 62 75 75 77 Net adds (20) (5) 8 8 8 Churn (1.2)% (1.2)% (1.2)% (1.2)% (1.2)% ARPU 49 50 49 50 50 Prepaid 159 139 142 139 142 Gross adds 77 69 81 80 81 Net adds (33) (20) 3 (3) 3 Churn (4.8)% (4.7)% (4.7)% (4.8)% (4.7)% ARPU 32 30 30 30 30 Postpaid 520 542 584 627 672 Gross adds 105 123 139 143 151 Net adds (25) 22 42 43 45 Churn (2.0)% (1.6)% (1.5)% (1.4)% (1.4)% ARPU 38 38 38 36 36 2025A 2026E 2027E 2028E 2029E Revenue 1,199 1,181 1,225 1,265 1,308 Fixed 494 484 491 504 517 Mobile 504 495 531 543 561 B2B 174 176 188 202 214 FCC 27 26 16 16 16

2025A 2026E 2027E 2028E 2029E Adjusted OIBDA 353 390 433 464 502 P&E additions (143) (148) (167) (170) (160) % revenue 12.0% 12.5% 13.6% 13.4% 12.2% Cash Taxes (8) 5 (6) (10) (14) % Adjusted OIBDA 2.2% (1.4)% 1.4% 2.0% 2.7% WC & other (105) (81) (40) (32) (25) Operating services below Adjusted OIBDA (46) (64) (49) (48) (47) Unlevered FCF Ops 52 103 171 205 256 Pre Investing & Financing PROJECTIONS | ADJUSTED OIBDA & UNLEVERED FCF(1) +890BPS ADJUSTED OIBDA MARGIN EXPANSION; UNLEVERED FCF RECOVERING STEADILY USD MILLIONS | EXCEPT PERCENTAGES ADJUSTED OIBDA UNLEVERED FCF USD MILLIONS | EXCEPT PERCENTAGES (1) Due to rounding, certain totals may not recalculate. (2) Unlevered FCF Ops excludes investing (including Echostar payments) and financing activities. |LIBERTY PUERTO RICO | BUSINESS OVERVIEW | AUGUST 2026 4 2025A 2026E 2027E 2028E 2029E Revenue 1,199 1,181 1,225 1,265 1,308 COGS (340) (302) (313) (318) (323) Gross profit 859 879 912 947 984 Gross margin 71.6% 74.4% 74.5% 74.9% 75.3% OPEX (506) (489) (479) (483) (483) % revenue 42.2% 41.4% 39.1% 38.2% 36.9% Adjusted OIBDA 353 390 433 464 502 Adjusted OIBDA Margin 29.5% 33.0% 35.3% 36.7% 38.4%